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                               SOUND SHORE FUND

                     SUPPLEMENT DATED FEBRUARY 1, 2007 TO
                         PROSPECTUS DATED MAY 1, 2006

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

1. On page 17, the following information is added after the conclusion of "Account Application and Customer Identification and Verification":

FOREIGN SHAREHOLDER POLICY

In light of the U.S. Department of the Treasury's Financial Crimes Enforcement Network (FinCEN) requirement that mutual funds assess the Anti-Money Laundering risks associated with shareholder accounts maintained by foreign financial institutions and the fact that the Fund is not registered for sale outside the United States and its territories, the Fund has adopted a Foreign Shareholder Policy with respect to prospective or current shareholders reporting foreign addresses.

Effective February 1, 2007, the Fund will only accept new account applications that (1) reflect a mailing address located within the United States (U.S.") or its territories; (2) reflect a United States military address; or (3) are in the name of a citizen that is residing outside the U.S. or its territories. All new accounts must also be associated with a valid United States taxpayer identification number. As of the same date, the Fund will only accept additional purchases of Fund shares from an established shareholder account that (1) reflects an address within the U.S. or its territories; (2) reflects a United States military address or (3) is in the name of a United States citizen that is residing outside the U.S. or its territories and (4) associated with a valid U.S. taxpayer identification number.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE